UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 9, 2006


                            IRIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-11181                    94-2579751
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


                                9172 ETON AVENUE
                              CHATSWORTH, CA 91311
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 709-1244
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective May 11, 2006, in connection with Martin G. Paravato's resignation as our Chief Financial Officer, we and Mr. Paravato entered into an agreement with respect to the terms of his resignation as out Chief Financial Officer and continuing employment relationship with us (the "Separation Agreement"). The Separation Agreement entitles Mr. Paravato to severance in accordance with the terms of his employment agreement in the form of continuation of his base salary from June 1, 2006 through May 31, 2007 and health insurance benefits for Mr. Paravato through the same period. Pursuant to the terms of the Separation Agreement we have also engaged Mr. Paravato to serve us a part-time employee until March 31, 2007. Mr. Paravato has released all claims against us.

         Effective May 1, 2006, we entered into a Key Employee Agreement with Donald C. Mueller (the "Mueller Employment Agreement"). Pursuant to the terms of the Mueller Employment Agreement, Mr. Mueller agreed to serve as our Corporate Vice President and Chief Financial Officer upon the effectiveness of Mr. Paravato's resignation at an annual salary of $275,000 per year. Upon commencement of his employment by the Company on May 1, 2006, Mr. Mueller received a five-year Incentive Stock Option to purchase 121,000 shares of our common stock pursuant to our 1998 Stock Option Plan, and 14,500 shares of our common stock that are subject to certain repurchase rights and other restrictions. In the event Mr. Mueller is terminated by us without cause, as defined in the Mueller Employment Agreement, he is entitled to severance payments equal to his salary upon termination for a period of twelve (12) months.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         RESIGNATION OF CURRENT CHIEF FINANCIAL OFFICER

         Effective May 11, 2006, Martin G. Paravato resigned his position as our Vice President, Chief Financial Officer and Corporate Secretary, which is our principal financial and accounting officer. In connection with his resignation, we and Mr. Paravato entered into an agreement outlining the terms of his resignation. Reference is made to the description of the Separation Agreement under Item 1.01 above, which description is incorporated in this Item 5.02 by this reference.

         APPOINTMENT OF NEW CHIEF FINANCIAL OFFICER

         Also effective May 11, 2006, Donald C. Mueller, age 42, was appointed to replace Mr. Paravato as our Chief Financial Officer and will serve as our principal financial and accounting officer. In connection with his appointment, we and Mr. Mueller entered into an employment agreement. Reference is made to the description of the Mueller Employment Agreement under Item 1.01 above, which description is incorporated in this Item 5.02 by this reference.

         Immediately prior to his employment by us, Mr. Mueller worked as an independent financial consultant. Prior to consulting, Mr. Mueller was employed by Transportation Technologies Industries from 1998 through 2005, and served as Treasurer and Chief Financial Officer of that company from January 2000 through April 2005.

         There are no understandings or arrangements between Mr. Mueller and any other person pursuant to which Mr. Mueller was selected as Chief Financial Officer. Mr. Mueller does not have any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Mr. Mueller joined us as an employee on May 1, 2006, before being appointed as Chief Financial Officer.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------------------------------------------------

                  10.1     Separation   Agreement  by  and  between   Martin  G.
                           Paravato and IRIS International, Inc., dated May 11, 2006.

                  10.2 Key Employee Agreement by and between Donald Mueller and IRIS International, Inc., dated May 1, 2006.

                  99.1 Press Release dated May 2, 2006, published by IRIS International, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IRIS INTERNATIONAL, INC.



Date:    May 16, 2006             By:      /S/ CESAR M. GARCIA
                                           -------------------------------------
                                           Cesar M. Garcia
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     --------------------------------------------------------------------

10.1 Separation Agreement by and between Martin G. Paravato and IRIS International, Inc., dated May 11, 2006.

10.2 Key Employee Agreement by and between Donald Mueller and IRIS International, Inc., dated May 1, 2006.

99.1        Press  Release dated May 2, 2006,  published by IRIS  International,
            Inc.


                                       4